UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2021

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Ctr. Dr., Ste. 1469, Cornelius, NC	28031
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 1, 2021, Good Hemp, Inc., a Nevada corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with Kenneth M. Morgan, Blue Water & Rooster, Inc., and Creekside Springs, LLC (collectively the “Sellers”), pursuant to which the Company agreed to purchase (the “Acquisition”) all of the membership interests of Diamond Creek Group, LLC, a North Carolina limited liability company (“Diamond Creek”), for $690,000 (the “Purchase Price”), $410,000 of which will be paid by the Company to the Sellers within 24 hours of closing, $90,000 of which will be paid by the Company to Diamond Creek within 24 hours of closing (with all $90,000 being used by Diamond Creek as agreed by the parties in the MIPA), and $190,000 of which will be paid by the Company to the Sellers by April 21, 2021.

The foregoing description of the MIPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.01. On April 2, 2021, the Company closed the Acquisition and paid the initial $500,000 portion of the Purchase Price.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Membership Interest Purchase Agreement, entered into by and between Good Hemp, Inc. and Kenneth M. Morgan, Blue Water & Rooster, Inc., and Creekside Springs, LLC, dated April 1, 2021

______________

*Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HEMP, INC.

Dated: April 7, 2021	By:	/s/ William Alessi
William Alessi
Chief Executive Officer

3